UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    September 27, 2006
                                                --------------------------------

                Morgan Stanley ABS Capital I Inc. Trust 2006-HE6
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                         (Exact name of issuing entity)

                        Morgan Stanley ABS Capital I Inc.
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              (Exact name of depositor as specified in its charter)

                      Morgan Stanley Mortgage Capital Inc.
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               (Exact name of sponsor as specified in its charter)


        Delaware                       333-130694-11              13-3939229
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(State or other jurisdiction          (Commission             (IRS Employer
of incorporation of depositor)        File Number             Identification No.
                                      of issuing entity)       of depositor)


1585 Broadway, New York, New York                           10036
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(Address of principal executive offices                (Zip Code of depositor)
         of depositor

Registrant's telephone number, including area code   (212) 761-4000
                                                  ------------------------------

                              Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

On December 12, 2006, Morgan Stanley ABS Capital I Inc. entered into Amendment No. 1 (the "Amendment") to the Pooling and Servicing Agreement, dated as of September 1, 2006 (the "Pooling and Servicing Agreement"), among Morgan Stanley ABS Capital I Inc., as Depositor, Wells Fargo Bank, National Association, as a Servicer and a Custodian, Countrywide Home Loans Servicing LP, as a Servicer, New Century Mortgage Corporation, as a Servicer, WMC Mortgage Corp., as a Responsible Party, NC Capital Corporation, as a Responsible Party, Decision One Mortgage Company, LLC, as a Responsible Party, LaSalle Bank National Association, as a Custodian, and Deutsche Bank National Trust Company, as Trustee, relating to the Morgan Stanley ABS Capital I Inc. Trust 2006-HE6, Mortgage Pass-Through Certificates, Series 2006-HE6. The full text of the Amendment is attached as Exhibit 4.2 to this Current Report on Form 8-K. Any terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

4.2 Amendment No. 1 to the Pooling and Servicing Agreement, dated as of September 1, 2006, among Morgan Stanley ABS Capital I Inc., as Depositor, Wells Fargo Bank, National Association, as a Servicer and a Custodian, Countrywide Home Loans Servicing LP, as a Servicer, New Century Mortgage Corporation, as a Servicer, WMC Mortgage Corp., as a Responsible Party, NC Capital Corporation, as a Responsible Party, Decision One Mortgage Company, LLC, as a Responsible Party, LaSalle Bank National Association, as a Custodian, and Deutsche Bank National Trust Company, as Trustee, relating to the Series 2006-HE6 Certificates.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: December 12, 2006                   MORGAN STANLEY ABS CAPITAL I INC.


                                          By:    /s/ Steven Shapiro
                                             -----------------------------------
                                          Name:  Steven Shapiro
                                          Title: Managing Director

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                      Paper (P) or
Exhibit No.              Description                              Electronic (E)
-----------              -----------                              --------------

4.2                      Amendment No. 1 to the Pooling               (E)
                         and Servicing Agreement, dated
                         as of September 1, 2006, among
                         Morgan Stanley ABS Capital I Inc.,
                         as Depositor,  Wells Fargo Bank,
                         National Association, as a Servicer
                         and a Custodian, Countrywide Home
                         Loans Servicing LP, as a Servicer,
                         New Century Mortgage Corporation, as
                         a Servicer, WMC Mortgage Corp., as a
                         Responsible Party, NC Capital
                         Corporation, as a Responsible Party,
                         Decision One Mortgage Company, LLC,
                         as a Responsible Party, LaSalle
                         Bank National Association, as a
                         Custodian, and Deutsche Bank National
                         Trust Company, as Trustee, relating
                         to the Series 2006-HE6 Certificates.